Exhibit 99.4

Filed Pursuant to Rule 433
Registration Statement Nos. 333-103545-06 & 333-208734
Subject to Completion and Modification
NAVIENT FUNDING, LLC  HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH THE SEC FOR THE OFFERING TO WHICH THIS COMMUNICATION RELATES.  BEFORE YOU INVEST, YOU SHOULD READ THE REGISTRATION STATEMENT AND THE OTHER DOCUMENTS NAVIENT FUNDING, LLC HAS FILED WITH THE SEC FOR MORE COMPLETE INFORMATION ABOUT NAVIENT FUNDING, LLC AND THIS OFFERING.  YOU MAY GET THESE DOCUMENTS FOR FREE BY VISITING EDGAR ON THE SEC WEB SITE AT WWW.SEC.GOV.

Free-Writing Prospectus
relating to the remarketing of

(up to)

$357,102,146

CLASS A-4 NOTES

SLM Student Loan Trust 2005-8
Issuing Entity

Navient Funding, LLC
Depositor

Navient Solutions, Inc.
Sponsor, Servicer and Administrator

Student Loan-Backed Notes
The remarketing agent is remarketing, on behalf of SLM Student Loan Trust 2005-8, the class A-4 notes (the “class A-4 notes”).  The class A-4 notes were originally issued by the trust on September 20, 2005.  If successfully remarketed on January 25, 2017, the class A-4 notes will have the following terms:
Class	Outstanding Principal Amount	Interest Rate	Price	Next Reset Date	Legal Maturity Date
Class A-4 Notes	$357,102,146.58*	3-month LIBOR plus %	100%	N/A**	January 25, 2028
________________________
*  Reflects the projected balance after the occurrence of the distribution on January 25, 2017.
**  Absent a failed remarketing of the class A-4 notes or an exercise of the related call option by Navient Corporation or one of its wholly-owned subsidiaries on or before the January 25, 2017 reset date, there will be no subsequent reset dates for the class A-4 notes.
The class A-4 notes have not been approved or disapproved by the United States Securities and Exchange Commission (the “SEC”), any state securities commission or any other regulatory authority, nor have any of the foregoing authorities passed upon or endorsed the merits of this remarketing or the accuracy or adequacy of this preliminary remarketing prospectus. Any representation to the contrary is a criminal offense.
We are not offering the Class A-4 notes in any state or other jurisdiction where the offer is prohibited.
This document constitutes a “free-writing prospectus” within the meaning of Rule 405 under the Securities Act of 1933, as amended.

The notes are asset-backed securities issued by and are obligations of the issuing entity, which is a trust.  They are not obligations of or interests in Navient Corporation, the sponsor, the remarketing agent, the depositor, any seller of loans to the depositor, the administrator, the servicer or any of their respective affiliates.
The notes are not guaranteed or insured by the United States or any governmental agency.
______________ Remarketing Agent
BofA Merrill Lynch
_____________ January 12, 2017

The Information in this Free-Writing Prospectus

The information contained herein refers to and supplements certain of the information contained in the preliminary remarketing prospectus, dated January 12, 2017 (the “preliminary remarketing prospectus”).  Capitalized terms not defined herein shall have the meanings ascribed to such terms in the preliminary remarketing prospectus.

Ratings of the Notes

It is a condition to the remarketing of the class A-4 notes that they be rated at least “AAAsf” by Fitch, Inc., also known as Fitch Ratings (“Fitch”),  “Aaa (sf)” by Moody’s Investors Service, Inc. (“Moody’s”) and “AAA (sf)” by S&P Global Ratings, a Standard & Poor’s Financial Services LLC business (“S&P”). A rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency.

A rating addresses only the likelihood of the timely payment of stated interest and the payment of principal at final maturity, and does not address the timing or likelihood of principal distributions prior to final maturity.

SLM Student Loan Trust 2005-8
Issuing Entity

$357,102,146 Floating Rate Class A-4 Student Loan-Backed Notes

Navient Funding, LLC
Depositor

Navient Solutions, Inc.
Sponsor, Servicer and Administrator
_____________

Merrill Lynch, Pierce, Fenner & Smith Incorporated
Remarketing Agent
_____________

January 12, 2017